Exhibit 99.1

NII HOLDINGS, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
Unaudited

The following unaudited pro forma condensed consolidated financial information is based on the historical consolidated financial statements of NII Holdings, Inc., which we refer to as NII Holdings or the Company, including certain pro forma adjustments, and has been prepared to illustrate the pro forma effect of the Company's entry into a stock purchase agreement, collectively with its wholly-owned subsidiaries NII Mercosur Telecom, S.L., NII Mercosur Móviles, S.L. and NII International Telecom S.C.A., pursuant to which Fucata S.A., a sociedad anónima existing under the Oriental Republic of Uruguay, a venture comprised of Grupo Veintitrés, Optimum Advisors and ISM Capital, collectively known as Fucata, purchased all of the outstanding equity interests of its wholly-owned subsidiary Nextel Chile S.A., or Nextel Chile.

This unaudited pro forma condensed consolidated financial information gives effect to the pro forma adjustments necessary to reflect the sale of Nextel Chile as if it had occurred as of the beginning of the earliest period presented in the pro forma condensed consolidated statements of operations for the six months ended June 30, 2014 and for each of the years ended December 31, 2013, 2012 and 2011, and as of June 30, 2014 in the pro forma condensed consolidated balance sheet.

The unaudited pro forma condensed consolidated financial information contained herein has been prepared based upon available information and management estimates. Actual amounts may differ from these estimated amounts. In addition, this unaudited pro forma condensed consolidated financial information is not necessarily indicative of the financial position or results of operations that might have occurred had the sale of Nextel Chile occurred as of January 1, 2011 or June 30, 2014, respectively.

This unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements, notes to the consolidated financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in our annual report on Form 10-K for the year ended December 31, 2013 and our quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2014 and June 30, 2014.

NII HOLDINGS, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2014
(in thousands, except par values)
Unaudited

	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Disposed		Unaudited Pro Forma

ASSETS
Current assets
Cash and cash equivalents	$814,023	$(10,210)	(a)	$803,813
Short-term investments	132,590	—		132,590
Accounts receivable, less allowance for doubtful accounts of $66,200	485,185	(10,712)	(b)	474,473
Handset and accessory inventory	373,565	—		373,565
Deferred income taxes, net	98,671	—		98,671
Prepaid expenses and other	668,943	(8,240)	(b)	660,703
Total current assets	2,572,977	(29,162)		2,543,815
Property, plant and equipment, net	3,259,529	(4,553)	(b)	3,254,976
Intangible assets, net	1,019,548	—		1,019,548
Deferred income taxes, net	9,514	—		9,514
Other assets	577,218	—		577,218
Total assets	$7,438,786	$(33,715)		$7,405,071
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$264,508	$(15,099)	(b)	$249,409
Accrued expenses and other	804,483	(12,609)	(b)	791,874
Deferred revenues	111,728	(395)	(b)	111,333
Current portion of long-term debt	5,555,298	—		5,555,298
Deposits related to 2013 sale of towers	725,611	—		725,611
Total current liabilities	7,461,628	(28,103)		7,433,525
Long-term debt	221,598	—		221,598
Deferred revenues	9,923	—		9,923
Deferred income tax liabilities	89,285	—		89,285
Other long-term liabilities	239,899	(5,239)	(b)	234,660
Total liabilities	8,022,333	(33,342)		7,988,991
Stockholders’ deficit
Undesignated preferred stock, par value $0.001, 10,000 shares authorized, no shares issued or outstanding	—	—		—
Common stock, par value $0.001, 600,000 shares authorized, 172,362 shares issued and outstanding	172	—		172
Paid-in capital	1,511,845	—		1,511,845
Accumulated deficit	(1,192,356)	29,072	(c)	(1,163,284)
Accumulated other comprehensive loss	(903,208)	(29,445)	(b)	(932,653)
Total stockholders’ deficit	(583,547)	(373)		(583,920)
Total liabilities and stockholders’ deficit	$7,438,786	$(33,715)		$7,405,071

NII HOLDINGS, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2014
(in thousands, except per share amounts)
Unaudited

	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Disposed		Unaudited Pro Forma
Operating revenues
Service and other revenues	$1,807,030	$(29,793)	(d)	$1,777,237
Handset and accessory revenues	131,936	(1,410)	(d)	130,526
	1,938,966	(31,203)		1,907,763
Operating expenses
Cost of service (exclusive of depreciation and amortization included below)	704,492	(36,137)	(e)	668,355
Cost of handsets and accessories	539,864	(9,823)	(e)	530,041
Selling, general and administrative	934,272	(35,017)	(f)	899,255
Impairment and restructuring charges	157,743	(127,515)	(e)	30,228
Depreciation	310,890	(3,281)	(e)	307,609
Amortization	35,167	(369)	(e)	34,798
	2,682,428	(212,142)		2,470,286
Operating loss	(743,462)	180,939		(562,523)
Other expense
Interest expense, net	(260,606)	40	(g)	(260,566)
Interest income	32,870	(32)	(d)	32,838
Foreign currency transaction gains, net	2,537	11,489	(d)	14,026
Other expense, net	(2,970)	(26)	(e)	(2,996)
	(228,169)	11,471		(216,698)
Loss from continuing operations before income tax provision	(971,631)	192,410		(779,221)
Income tax provision	(33,711)	—		(33,711)
Net loss from continuing operations	$(1,005,342)	$192,410		$(812,932)

Net loss from continuing operations per common share, basic and diluted	$(5.84)	$1.11	(h)	$(4.73)

Weighted average number of common shares outstanding, basic and diluted	172,201	—		172,201

NII HOLDINGS, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
(in thousands, except per share amounts)
Unaudited

	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Disposed		Unaudited Pro Forma
Operating revenues
Service and other revenues	$4,573,879	$(56,726)	(d)	$4,517,153
Handset and accessory revenues	198,685	(15,952)	(d)	182,733
	4,772,564	(72,678)		4,699,886
Operating expenses
Cost of service (exclusive of depreciation and amortization included below)	1,472,320	(80,180)	(e)	1,392,140
Cost of handsets and accessories	911,635	(39,694)	(e)	871,941
Selling, general and administrative	1,913,454	(83,143)	(f)	1,830,311
Provision for doubtful accounts	116,619	(5,159)	(e)	111,460
Impairment and restructuring charges	171,047	(36,004)	(e)	135,043
Depreciation	634,199	(4,596)	(e)	629,603
Amortization	64,148	(824)	(e)	63,324
	5,283,422	(249,600)		5,033,822
Operating loss	(510,858)	176,922		(333,936)
Other expense
Interest expense, net	(539,159)	12,629	(g)	(526,530)
Interest income	43,379	(52)	(d)	43,327
Foreign currency transaction losses, net	(143,745)	20,376	(d)	(123,369)
Other expense, net	(12,982)	124	(e)	(12,858)
	(652,507)	33,077		(619,430)
Loss from continuing operations before income tax provision	(1,163,365)	209,999		(953,366)
Income tax provision	(446,052)	—		(446,052)
Net loss from continuing operations	$(1,609,417)	$209,999		$(1,399,418)

Net loss from continuing operations per common share, basic and diluted	$(9.36)	$1.23	(h)	$(8.13)

Weighted average number of common shares outstanding, basic and diluted	171,912	—		171,912

NII HOLDINGS, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
(in thousands, except per share amounts)
Unaudited

	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Disposed		Unaudited Pro Forma
Operating revenues
Service and other revenues	$5,465,120	$(40,354)	(d)	$5,424,766
Handset and accessory revenues	278,002	(9,532)	(d)	268,470
	5,743,122	(49,886)		5,693,236
Operating expenses
Cost of service (exclusive of depreciation and amortization included below)	1,574,327	(64,785)	(e)	1,509,542
Cost of handsets and accessories	829,859	(37,392)	(e)	792,467
Selling, general and administrative	2,167,688	(120,220)	(f)	2,047,468
Provision for doubtful accounts	217,315	(2,861)	(e)	214,454
Impairment and restructuring charges	329,767	(299,366)	(e)	30,401
Depreciation	601,769	(43,545)	(e)	558,224
Amortization	47,776	(838)	(e)	46,938
	5,768,501	(569,007)		5,199,494
Operating (loss) income	(25,379)	519,121		493,742
Other expense
Interest expense, net	(365,521)	5,727	(g)	(359,794)
Interest income	33,862	(77)	(d)	33,785
Foreign currency transaction losses, net	(53,957)	(9,372)	(d)	(63,329)
Other expense, net	(28,340)	242	(e)	(28,098)
	(413,956)	(3,480)		(417,436)
(Loss) income from continuing operations before income tax provision	(439,335)	515,641		76,306
Income tax provision	(158,144)	—		(158,144)
Net loss from continuing operations	$(597,479)	$515,641		$(81,838)

Net loss from continuing operations per common share, basic and diluted	$(3.48)	$3.00	(h)	$(0.48)

Weighted average number of common shares outstanding, basic and diluted	171,499	—		171,499

NII HOLDINGS, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
(in thousands, except per share amounts)
Unaudited

	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Disposed		Unaudited Pro Forma
Operating revenues
Service and other revenues	$6,081,577	$(26,933)	(d)	$6,054,644
Handset and accessory revenues	299,240	(171)	(d)	299,069
	6,380,817	(27,104)		6,353,713
Operating expenses
Cost of service (exclusive of depreciation and amortization included below)	1,681,692	(35,714)	(e)	1,645,978
Cost of handsets and accessories	784,072	(4,837)	(e)	779,235
Selling, general and administrative	2,201,102	(61,336)	(f)	2,139,766
Provision for doubtful accounts	159,201	(1,671)	(e)	157,530
Depreciation	551,463	(24,467)	(e)	526,996
Amortization	36,701	(712)	(e)	35,989
	5,414,231	(128,737)		5,285,494
Operating income	966,586	101,633		1,068,219
Other expense
Interest expense, net	(311,735)	2,456	(g)	(309,279)
Interest income	34,096	(268)	(d)	33,828
Foreign currency transaction losses, net	(37,297)	7,177	(d)	(30,120)
Other expense, net	(37,750)	(27)	(e)	(37,777)
	(352,686)	9,338		(343,348)
Income from continuing operations before income tax provision	613,900	110,971		724,871
Income tax provision	(351,206)	—		(351,206)
Net income from continuing operations	$262,694	$110,971		$373,665

Net income from continuing operations per common share, basic	$1.53	$0.65	(h)	$2.18

Net income from continuing operations per common share, diluted	$1.52	$0.64	(h)	$2.16

Weighted average number of common shares outstanding, basic	170,601	—		170,601
Weighted average number of common shares outstanding, diluted	172,781	—		172,781

Note 1.	Basis of Presentation

The accompanying unaudited pro forma consolidated financial statements give effect to the pro forma adjustments necessary to reflect the sale of Nextel Chile as if it had occurred as of the beginning of the earliest period presented in the pro forma condensed consolidated statements of operations for the six months ended June 30, 2014 and for each of the years ended December 31, 2013, 2012 and 2011, and as of June 30, 2014 in the pro forma condensed consolidated balance sheet.

Note 2.	Pro Forma Adjustments

The unaudited pro forma condensed consolidated statements of operations and pro forma condensed consolidated balance sheet reflect the effect of the following pro forma adjustments:

(a)
Reflects the net effect of the elimination of cash and cash equivalents, a de minimus amount of proceeds received upon completion of the sale of Nextel Chile and an immaterial amount of estimated transaction costs.

(b)
Reflects the elimination of certain of Nextel Chile's assets and liabilities. These adjustments also include the realization of foreign currency translation adjustments related to the historical operations of Nextel Chile.

(c)	Represents the effect on retained earnings as a result of the estimated $29.1 million gain recognized on the sale of Nextel Chile.

(d)
Reflects the elimination of revenue, interest income and other income historically reported by Nextel Chile that the Company would not have recognized if the sale of this operating company had occurred on January 1, 2011.

(e)
Reflects the elimination of expenses as a result of the sale of Nextel Chile. For the indicated line items, all activity historically reported as part of the Nextel Chile business has been eliminated, and no other adjustments or allocations have been assumed.

(f)
Reflects the elimination of selling, general and administrative expenses as a result of the sale of Nextel Chile. This adjustment also includes stock-based compensation expense related to Nextel Chile employees that would not have been recognized if the sale of this operating company had occurred on January 1, 2011.

(g)	Reflects the elimination of interest expense as a result of the sale of Nextel Chile. This adjustment does not include allocations of interest expense related to corporate-level debt obligations.

(h)	Recalculated as the pro forma adjustment to net (loss) income from continuing operations divided by the weighted average number of basic and diluted shares outstanding for the respective period.